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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                   Form 8-K

                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               Date of report:
                               August 9, 2002
                       Date of earliest event reported:
                               August 9, 2002



                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                  333-32530                 23-3033414
        -----------------------------------------------------------------------
 (State of Organization)   (Commission File Number)          (I.R.S. Employer
                                                            Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (717) 397-0611

                                 --------------
              (Registrant's telephone number, including area code)



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Item 7(c).   Exhibits.

Exhibit   Description

99 Sworn statements by the principal executive officer and the principal financial officer of the Company to the Securities and Exchange Commission pursuant to its order of June 27, 2002.

Item 9.      Regulation FD Disclosure.

Furnished herewith and incorporated herein by reference as Exhibit 99 are copies of sworn statements by the Company's principal executive officer and principal financial officer furnished to the Securities and Exchange Commission pursuant to its order of June 27, 2002.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARMSTRONG HOLDINGS, INC.

                                        By: /s/ Walter T. Gangl
                                            ----------------------
                                                Walter T. Gangl
                                Deputy General Counsel and Assistant Secretary

Date: August 9, 2002

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EXHIBIT INDEX

Exhibit 99 - Sworn statements by the principal executive officer and the principal financial officer of the Company to the Securities and Exchange Commission pursuant to its order of June 27, 2002.